                                                                    EXHIBIT 10.1

                              FIRST AMENDMENT TO
                          REVOLVING CREDIT AGREEMENT
                          --------------------------


     THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (the "Amendment") is made and entered into as of the 20th day of June, 2000 (the "Effective Date"), by and among CROSS TIMBERS OIL COMPANY, a Delaware corporation ("Company"), the Banks that are signatories hereto (collectively, the "Banks"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent for Banks, BANK OF AMERICA, N.A., as Syndication Agent for Banks, CHASE BANK OF TEXAS, N.A., as Documentation Agent for Banks, and FLEET NATIONAL BANK, as Co-Documentation Agent for Banks.

                             W I T N E S S E T H:
                             -------------------

     WHEREAS, Company, Morgan Guaranty Trust Company of New York, as Administrative Agent for Banks, Bank of America N.A., as Syndication Agent for Banks, Chase Bank of Texas, N.A., as Documentation Agent for Banks, Fleet National Bank, as Co-Documentation Agent for Banks and Banks have entered into that certain Revolving Credit Agreement dated as of May 12, 2000 (as amended hereby and as amended from time to time hereafter, the "Loan Agreement").

     WHEREAS, the parties hereto desire to amend the Loan Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:


                                   ARTICLE I
                          Definitions and References
                          --------------------------

     1.01 Unless otherwise specifically defined herein, each term used herein which is defined in the Loan Agreement as in effect immediately prior to the Effective Date shall have the meaning assigned to such term in the Loan Agreement as so in effect. Each reference to "hereof," "hereunder," "herein" and "hereby" and each other similar reference and each reference to "this Loan Agreement" and each other similar reference contained in the Loan Agreement shall from and after the Effective Date refer to the Loan Agreement as amended hereby.


                                  ARTICLE II
                                  Amendments
                                  ----------

     2.01.     Amendments to Article I; Additional Defined Terms. Effective as
               -------------------------------------------------
of the Effective Date, Article I of the Loan Agreement is amended by including the following defined terms:

     ""Cash Collateral":  Section 2.05(c)(iii)."
       ---------------

     ""Issuing Bank" shall mean either Agent which in its sole discretion agrees
       ------------
to be and is designated by Company to issue one or more Letters of Credit in its capacity as an issuer of Letters of Credit hereunder, and its successors and assigns in such capacity."

     ""LC Application" shall mean any application for a Letter of Credit
       --------------
hereafter made by Company to an Issuing Bank in form and substance that is customary to such Issuing Bank's letter of credit applications."

     ""LC Conditions":  Section 2.05(a)."
       -------------

     ""LC Obligations" shall mean, at the particular time in question, the sum
       --------------
of the Matured LC Obligations plus the aggregate amounts which any Issuing Bank or Bank might be called upon to advance under all then outstanding Letters of Credit."

     ""Letter of Credit" means any letter of credit issued by an Issuing Bank
       ----------------
upon the application of Company. Each Letter of Credit shall be classified by Issuing Bank as a "Commercial" Letter of Credit or a "Standby" Letter of Credit, in accordance with the laws and regulations applicable to Issuing Bank from time to time and in accordance with Issuing Bank's customary practices at such times for reporting to regulatory authorities. Each Letter of Credit shall be issued for the account or benefit of Company or any Subsidiary that has guarantied the Obligation. Notwithstanding the foregoing, neither any letter of credit issued according to sub-clause (xi) of Section 9.01 hereof nor the letters of credit referred to in sub-clause (i) of Section 9.14 hereof shall be deemed a Letter of Credit as defined herein."

     ""Matured LC Obligations" shall mean all amounts paid by Issuing Bank or
       ----------------------
any Bank on drafts or demands for payment drawn or made under any Letter of Credit (or under or in connection with any LC Application) which have not been repaid to the Issuing Bank or Bank (with proceeds of an Advance or otherwise)."

     2.02.  Amendment to Article I; Amendment to Certain Defined Terms.
            ----------------------------------------------------------

            A. Effective as of the Effective Date, the defined term "Interest Period" as it appears in Article I of the Agreement is amended by inserting the phrase "one week or" preceding the phrase "one, two, three or six months thereafter" in the ninth line of such definition.

            B. Effective as of the Effective Date, the defined term "Loan Papers" as it appears in Article I of the Loan Agreement is amended by inserting the phrase ", each Letter of Credit and each LC Application," after the phrase "the Collateral Documents" in the second line of such definition.

            C. Effective as of the Effective Date, the defined term "Obligation" as it appears in Article I of the Loan Agreement is amended by
     (a) inserting the phrase "or any Letter of Credit or LC Application and the LC Obligations" after the phrase "represented by the Notes" in the third line of such definition and (b) inserting the phrase "; and together with all indebtedness, obligations and liabilities of Company arising under the

     Guaranty of Company referred to in sub-clause (i) of Section 9.14 hereof." at the conclusion of such definition.

            D. Effective as of the Effective Date, in the definition of "Total Outstandings" as it appears in Article I of the Loan Agreement is deleted and the following is substituted therefor:

            ""Total Outstandings" shall mean, at any date, the aggregate of (i)
              ------------------
            the principal amount of, and accrued interest which is overdue and unpaid in respect of the Loan, (ii) the unfunded portion of Letters of Credit outstanding at such time and (iii) the amount of the unpaid Matured LC Obligations at such time, but excluding the face amount of any unfunded Letter of Credit that Company has designated to the Issuing Bank as being issued pursuant to Section 9.01(xi) hereof."

     2.03.  Inclusion of Section 2.05 for Letter of Credit Facility.  Effective
            -------------------------------------------------------
as of the Effective Date, Article 2 of the Loan Agreement is amended by including the following Section 2.05 at the conclusion of Article 2:

     "Section 2.05  Letters of Credit.
                    -----------------

     (a)    Issuing Letters of Credit. Subject to the terms and conditions
            -------------------------
     hereof, Company may request Issuing Bank to issue one or more Letters of Credit for the benefit or account of Company and any Subsidiary that has guarantied the Obligation, provided that, after taking such Letter of Credit into account:

            (i) the Total Outstandings do not exceed the Commitment then in effect;

            (ii) the expiration date of such Letter of Credit shall be no later than one (1) year following the date of issuance of such Letter of Credit, but in no event shall the expiration date of such Letter of Credit be on or after the Maturity Date;

            (iii) such Letter of Credit is to be used for general corporate purposes of Company or any of its Subsidiaries, but only to the extent that the use of such Letter of Credit would be permitted under the terms of this Loan Agreement if the use of such Letter of Credit was deemed to be the use of proceeds of the Loan;

            (iv) the terms of such Letter of Credit are acceptable to Issuing Bank in the reasonable exercise of its discretion;

            (v) the face amount of such Letter of Credit shall be $100,000 or any integral multiple of $100,000;

            (vi)  a Borrowing Base Deficiency does not exist; and

            (viii) all other conditions in this Loan Agreement to the issuance of such Letter of Credit have been satisfied.

     Issuing Bank will honor any such request if the foregoing conditions (i) through (viii) (herein called the "LC Conditions") have been met as of the date of issuance of such Letter of Credit. Nothing herein shall be interpreted or deemed to obligate any Bank, other than either Agent, to issue any Letter of Credit hereunder, and the obligation of either Agent to act as Issuing Bank is subject to paragraphs (i) through (viii) of this
     Section 2.05(a) and to satisfaction of the conditions set forth in Section
     7.02 hereof.

     (b)  Requesting Letters of Credit.  Company must make written application
          ----------------------------
     pursuant to an LC Application for any Letter of Credit at least three (3) Business Days before the date on which Issuing Bank is requested to issue such Letter of Credit. By making any such written application Company shall be deemed to have represented and warranted that the LC Conditions and the conditions precedent set forth in Section 7.02 will be met as of the date of issuance of such Letter of Credit. Each such LC Application must be made in such form as may mutually be agreed upon by Issuing Bank and Company. No more than two (2) Business Days after the LC Conditions for a Letter of Credit have been met as described in Section 2.05(a), Issuing Bank will issue such Letter of Credit at Issuing Bank's office or at such office of Issuing Bank of which Issuing Bank shall give Company written notice. In the event of a conflict between any provision contained in this Loan Agreement and any provision contained in any LC Application, the provision contained in this Loan Agreement shall control.

     (c)  Reimbursement of Letters of Credit.
          ----------------------------------

          (i)  Reimbursement by Company.  Each payment of a draft or demand for
               ------------------------
               payment honored by Issuing Bank under a Letter of Credit shall constitute a loan to Company and part of the Obligation.
               Promptly upon receipt of written notice of Issuing Bank's honoring of a Letter of Credit, Company promises to pay to Issuing Bank, or to Issuing Bank's order at such office of which Issuing Bank shall give Company written notice, on demand, in Dollars, any and all amounts paid by Issuing Bank under any Letter of Credit, together with interest on any such amounts from the date payment is made by Issuing Bank under such Letter of Credit until but not including the date of the repayment of such amounts to Issuing Bank, at the Floating Base Rate; provided that if any such payment or reimbursement shall be reimbursed to Issuing Bank on the date Issuing Bank makes such payment or disbursement, interest shall be payable on the reimbursable amount at such rate for one (1) day. In the event that Company fails to pay when due any Matured LC Obligation owed by it to Issuing Bank, Administrative Agent may, at its option, and without any notice or further authorization from Company, make, pro rata on behalf of Banks, a Floating Base Advance under this Loan Agreement in the amount of such unpaid Matured LC Obligation (whether or not such amount is less than the minimum Floating Base Advance or would result in the Total

               Outstandings being greater than the Commitment), and apply the proceeds of such Floating Base Advance to the payment of such Matured LC Obligation. Company hereby expressly requests and irrevocably authorizes Administrative Agent to do all of the foregoing. The Floating Base Advances used to refinance Matured LC Obligations shall bear interest as provided in this Loan Agreement. Company hereby promises to pay, when and as due, all present and future levies, costs and charges whatsoever imposed, assessed, levied or collected on, under or in respect of this Loan Agreement with respect to any Letter of Credit and any payments of principal, interest or other amounts made on or in respect of any thereof. Company promises to indemnify Issuing Bank against, and to reimburse Issuing Bank on demand for, any of the foregoing levies, costs or charges paid by Issuing Bank and any loss, liability, claim or expense, including interest, penalties and legal fees, that Issuing Bank may incur because of or in connection with the failure of Company to make any such payment of levies, costs or charges when and as due or any payment of Matured LC Obligations when and as due.

               Company's obligation to reimburse Issuing Bank under this Section 2.05(c) for payments and disbursements made by Issuing Bank under any Letter of Credit issued pursuant to this Section shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which Company may have or have had against Issuing Bank or any Bank, including, without limitation, any defense based on the failure of such demand for payment under such Letter of Credit to conform to the terms of such Letter of Credit or the legality, validity, regularity or enforceability of such Letter of Credit. As among Company on the one hand, and each Issuing Bank and each Bank, on the other hand, Company assumes all risks of the acts and omissions of, or misuse of Letters of Credit by the beneficiary of such Letters of Credit. In furtherance and not in limitation of the foregoing, no Agent, Issuing Bank nor any Bank shall be responsible for:

               (A) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any Person in connection with the application for and issuance of and presentation of drafts with respect to any Letter of Credit, even if it should prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged, excepting, however, errors or omissions found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Issuing Bank;

               (B) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign the Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason;

               (C) the failure of the beneficiary of the Letter of Credit to comply duly with conditions required in order to draw upon such Letter of Credit;

               (D) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher;

               (E)       errors in interpretation of technical terms;

               (F) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit or of e proceeds thereof;

               (G) the misapplication by the beneficiary of the Letter of Credit of the proceeds of any drawing under such Letter of Credit; or

               (H) any consequences arising from causes beyond the control of either Agent, Issuing Bank or any Bank,


     (ii)      Reimbursement by Banks.  Issuing Bank irrevocably agrees to grant
               ----------------------
               and hereby grants to each Bank, and, each Bank irrevocably agrees to accept and purchase and hereby accepts and purchases from Issuing Bank, on the terms and conditions hereinafter stated, for such Bank's own account and risk an undivided interest equal to such Bank's Percentage of Issuing Bank's obligations and rights under each Letter of Credit issued hereunder and the amount of each draft paid by Issuing Bank thereunder. In the event that Company should fail to pay Issuing Bank on demand the amount of any draft or other request for payment drawn under a Letter of Credit as provided in Section 2.05(c)(i), each Bank shall, before 2:00 p.m., Fort Worth, Texas time, on the Business Day Issuing Bank shall have given notice to Banks of Company's failure to so pay Issuing Bank, pay to Issuing Bank at Issuing Bank's offices, or at such other office of which Issuing Bank shall have given Banks written notice, in Dollars and in same day funds, such Bank's Percentage of the amount of such draft or other request for payment from Company plus interest on such amount from the date Issuing Bank shall have paid such draft or request for payment to the date of such payment by such Bank at the Federal Funds Rate. Each Bank's obligation to reimburse Issuing Bank pursuant to the terms of this Section is irrevocable and unconditional. Whenever, at any time after Issuing Bank has made payment under any Letter of Credit, and has received from any Bank its Percentage of such payment in accordance with this subsection, Issuing Bank receives any payment related to such Letter of Credit (whether directly from Company or otherwise, including proceeds of collateral applied thereto by Issuing
               Bank), or any payment of interest on account thereof, Issuing Bank will distribute to such Bank its

               Percentage thereof; provided, however, that in the event that any such payment received by Issuing Bank shall be required to be returned by Issuing Bank, such Bank shall return to Issuing Bank the portion thereof previously distributed by Issuing Bank to it. Each Bank shall indemnify and hold Issuing Bank harmless from and against any and all losses, liabilities (including, without limitation, liabilities for penalties), actions, suits, judgments, demands, damages, costs and expenses (including, without limitation, attorneys' fees and expenses) resulting from any failure on the part of such Bank to provide, or from any delay in providing, in accordance with this paragraph to Issuing Bank such Bank's Percentage of the amount of any payment or disbursement made by Issuing Bank to settle its obligations under any draft drawn under any Letter of Credit.

     (iii)     Cash Collateral Upon Event of Default. Upon the occurrence of an
               -------------------------------------
               Event of Default, an amount equal to the amount of the aggregate contingent liability of Issuing Bank and Banks in connection with each Letter of Credit then in effect shall be deemed (as between Banks and Company) to have been paid or disbursed by Issuing Bank and Banks under such Letter of Credit (notwithstanding that such amount may not in fact have been so paid or disbursed), and Company shall be immediately obligated to pay to Administrative Agent for the pro rata benefit of Banks in accordance with their respective Percentage, the amount so deemed to have been so paid or disbursed, which payment shall be made by depositing Cash Collateral with Administrative Agent in accordance with the provisions of this Section 2.05(c)(iv).

     (iv)      Procedures for Depositing and Returning of Cash Collateral.  Any
               ----------------------------------------------------------
               cash collateral amounts received by Administrative Agent pursuant to the provisions of Section 2.05(c)(iii) (the "Cash Collateral") shall be deposited in a separate interest bearing cash collateral account maintained at the offices of Administrative Agent or another Bank designated by Administrative Agent under the sole dominion and control of Administrative Agent and shall be retained by Administrative Agent for the pro rata benefit of Banks in accordance with their Percentage of the Loan and LC Obligations as collateral security for, and Company hereby grants to Administrative Agent for the benefit of the Banks a security interest in such Cash Collateral including all interest accruing thereon and the proceeds thereof to secure, first the payment of the Obligation of Company under or in connection with its Letters of Credit, and then the remaining Obligation of Company under and in connection with this Loan Agreement and the other Loan Papers, pro rata to each Bank in accordance with its Percentage of the Loan and all LC Obligations. All Cash Collateral delivered to Administrative Agent may be applied by Administrative Agent from time to time against any of Company's reimbursement obligations with respect to any Letter of Credit as to which a draw is made. If and to the extent that the Event of Default giving rise to the demand for Cash Collateral has been cured to the reasonable satisfaction of Agents or (a) the Obligation has been fully paid and satisfied and (b) no Letters of Credit remain outstanding, Administrative Agent shall promptly return to Company, upon Company's request therefor, all amounts previously paid to Administrative Agent pursuant to this Section 2.05(c)(iv) and not theretofore returned by Administrative Agent to Company or applied by Administrative Agent to reduce amounts payable by Company to Banks under or with respect to the Letters of Credit or other amounts due to Banks or Agents hereunder or under the other Loan Papers.

     (d)  Letter of Credit Fees.  In consideration of Issuing Bank's issuance of
          ---------------------
any Letter of Credit and each other Bank's agreement to purchase a risk participation therein, Company agrees to pay to Administrative Agent:

          (a) a letter of credit fronting fee for the account of the Issuing Bank with respect to such Letter of Credit upon issuance of each Letter of Credit in an amount equal to the greater of (i) $1,250 or (ii) one-eighth of one percent (1/8 of 1%) per annum calculated on the face amount thereof; and

          (b) a letter of credit fee for the account of Banks, to be distributed to Banks ratably in accordance with their Percentage, calculated on the face amount of each Letter of Credit in the amount of the Applicable Margin for a Eurodollar Borrowing, payable quarterly in arrears and at the expiration or termination of each Letter of Credit."

     2.04.  Amendment to Section 3.07.  Effective as of the Effective Date,
            -------------------------
Section 3.07 of the Loan Agreement is amended by inserting the phrase "and the Obligation" after the phrase "The Loan" in the first line of such Section.

     2.05.  Amendment to Section 7.02.  Effective as of the Effective Date,
            -------------------------
Section 7.02 of the Loan Agreement is amended by (a) inserting the phrase "and the obligation of the Issuing Bank to issue any Letter of Credit" after the phrase "(including the Initial Advance)" in the second line of such Section, (b) deleting the phrase "making such Advance" wherever such phrase appears in
Section 7.02(a), (c) and (d) of the Loan Agreement and substituting the phrase "making such Advance or issuing such Letter of Credit" is therefor and (c) deleting the phrase "date of such Advance" as it appears in Section 7.02(b) of the Loan Agreement and substituting the phrase "date of such Advance or issuance of such Letter of Credit" therefor.

     2.06.  Amendment to Section 9.01.  Effective as of the Effective Date, sub-
            --------------------------
clause (xi) of Section 9.01 of the Loan Agreement is amended by inserting the phrase "Indebtedness arising under the letters of credit referred to in sub-clause (i) of Section 9.14 hereof and" at the beginning of such sub-clause.

     2.07.  Amendment to Section 10.01(a).  Effective as of the Effective Date,
            -----------------------------
Section 10.01(a) is amended by inserting the phrase "or Company shall fail to pay within one (1)

Business Day after receipt of notice from an Issuing Bank any reimbursement obligation with respect to any Letter of Credit" at the conclusion of such Section.

     2.08.  Amendment to Section 13.04(b).  Effective as of the Effective Date,
            -----------------------------
Section 13.04(b) is amended by inserting the phrase "OR ISSUANCE OF LETTERS OF CREDIT" after the phrase "PROCEEDS OF LOANS" in the eleventh line of such Section.

     2.09.  Amendment to Sections 13.10.  Effective as of the Effective Date,
            ---------------------------
Section 13.10 of the Loan Agreement is amended by inserting the phrase "and repayment of Company's obligations for reimbursement of Matured LC Obligations" after the phrase "repayment of the Notes" in the second line of such Section.

     2.10.  Amendment to Section 13.15(b).  Effective as of the Effective Date,
            -----------------------------
Section 13.15(b) is amended by inserting the phrase "or LC Obligations" at the end of the first sentence of such Section.

                                  ARTICLE III
                              Condition Precedent
                              -------------------

     3.01.  Counterparts; Conditions to Effectiveness.  This instrument shall
            -----------------------------------------
become effective (and the Loan Agreement shall be amended with the amendments referred to herein) as of the Effective Date when Administrative Agent shall have received a duly executed counterpart hereof signed by Company and Majority Banks (or, in the case of any Bank included within Majority Banks as to which an executed counterpart shall not have been received, Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such Bank).


                                  ARTICLE IV
                 Ratifications, Representations and Warranties
                 ---------------------------------------------

     4.01.  Ratifications.  The terms and provisions set forth herein shall
            -------------
modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement immediately before giving effect hereto and the other Loan Papers, and, except as expressly modified, amended, and superseded herein, the terms and provisions of the Loan Agreement and the other Loan Papers are ratified and confirmed and shall continue in full force and effect. Company and Banks agree that the Loan Agreement, as amended hereby, and the other Loan Papers shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     4.02.  Representations, Warranties and Agreements.  Company hereby
            ------------------------------------------
represents and warrants to Banks that (a) the execution, delivery and performance of the Loan Agreement as amended hereby has been authorized by all requisite corporate action on the part of Company and will not violate the Articles/Certificate of Incorporation or Bylaws of Company; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Papers are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing; and
(d) Company is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Papers, as amended hereby.


                                   ARTICLE V
                          Ratifications by Guarantors
                          ---------------------------

     5.01.  Ratification by Guarantors.  Arkoma Holding, CT Operating, CT
            --------------------------
Trading and the Gas Marketing Subsidiaries (collectively, the "Guarantors") hereby acknowledge and agree to the terms hereof and hereby ratify and reaffirm all of their respective obligations under their unconditional guaranties of the Loan and Obligation (the "Guaranties"). Guarantors also hereby agree that nothing in this Amendment shall adversely affect any right or remedy of Banks under the Guaranties and that the execution and delivery of this Amendment shall in no way change or modify their respective obligations as guarantor under the Guaranties. Although the Guarantors have been informed by Company of the matters set forth in this Amendment and the Guarantors have acknowledged and agreed to the same, the Guarantors understand that Banks have no duty to notify Guarantors or to seek Guarantors' acknowledgment or agreement, and nothing contained herein shall create such a duty as to any transaction hereafter.


                                  ARTICLE VI
                           Miscellaneous Provisions
                           ------------------------

     6.01.  Reference to Loan Agreement.  The other Loan Papers, and any and all
            ---------------------------
other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such other Loan Papers to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

     6.02.  Expenses of Agents.  As provided in the Loan Agreement, Company
            ------------------
agrees to pay on demand all reasonable costs and expenses incurred by Agents in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the costs and fees of Agent's legal counsel, and all reasonable costs and expenses incurred by Banks in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Papers, including, without, limitation, the reasonable costs and fees of Agents' legal counsel. Company shall not be responsible for the cost or expense of legal counsel of any other Bank in connection with the preparation, execution and delivery of this Amendment.

     6.03.  Counterparts.  This instrument may be executed in one or more
            ------------
counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     6.04.  Headings.  The headings, captions, and arrangements used herein are
            --------
for convenience only and shall not affect the interpretation of this instrument.

     6.05.  Applicable Law.  THE LOAN AGREEMENT AS AMENDED HEREBY AND ALL OTHER
            --------------
LOAN PAPERS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS UNLESS THE LAWS GOVERNING NATIONAL BANKS SHALL HAVE APPLICATION.

     6.06.  Final Agreement.  THE LOAN AGREEMENT AS AMENDED HEREBY AND THE OTHER
            ---------------
LOAN PAPERS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE EFFECTIVE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AS AMENDED HEREBY AND THE OTHER LOAN PAPERS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THE LOAN AGREEMENT OR THE OTHER LOANS PAPERS SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY COMPANY AND EITHER BANKS OR MAJORITY BANKS, AS PROVIDED IN THE LOAN AGREEMENT.

     IN WITNESS WHEREOF, this Amendment has been executed in multiple originals and is effective as of the date first above-written.

                          [SIGNATURE PAGES TO FOLLOW]

                              COMPANY:
                              -------

                              CROSS TIMBERS OIL COMPANY,
                              a Delaware corporation

                              By:    JOHN O'REAR
                                     -----------------------------------------
                                     John O'Rear, Vice President and Treasurer

                              GUARANTORS:
                              ----------

                              ARKOMA HOLDING LLC,
                              a Texas limited liability company

                              By:    JOHN O'REAR
                                     -----------------------------------------
                                     John O'Rear, Vice President and Treasurer

                              CROSS TIMBERS OPERATING COMPANY,
                              a Texas corporation

                              By:    JOHN O'REAR
                                     -----------------------------------------
                                     John O'Rear, Vice President and Treasurer

                              CROSS TIMBERS TRADING COMPANY,
                              a Texas corporation

                              By:    JOHN O'REAR
                                     -----------------------------------------
                                     John O'Rear, Vice President and Treasurer

                              RINGWOOD GATHERING COMPANY,
                              a Delaware corporation

                              By:    LOUIS G. BALDWIN
                                     -----------------------------------------
                                     Louis G. Baldwin, Vice President
                                     and Treasurer

                              CROSS TIMBERS ENERGY SERVICES, INC., a Texas corporation,

                              By:    LOUIS G. BALDWIN
                                     -----------------------------------------
                                     Louis G. Baldwin, Vice President
                                     and Treasurer

                              TIMBERLAND GATHERING & PROCESSING COMPANY, INC., a Texas corporation

                              By:    LOUIS G. BALDWIN
                                     -----------------------------------------
                                     Louis G. Baldwin, Vice President
                                     and Treasurer

                              BANKS:
                              -----

                              MORGAN GUARANTY TRUST COMPANY
                                OF NEW YORK

                              By:    JOHN G. KOWALCZUK
                                     -----------------------------------------
                                     John G. Kowalczuk, Vice President

                              BANK OF AMERICA, N.A.

                              By:    J. SCOTT FOWLER
                                     -----------------------------------------
                                     J. Scott Fowler, Managing Director

                              CHASE BANK OF TEXAS, N.A.

                              By:    ROBERT C. MERTENSOTTO
                                     -----------------------------------------
                                     Robert C. Mertensotto, Managing Director

                              FLEET NATIONAL BANK

                              By:    THOMAS E. O'LEARY
                                     -----------------------------------------
                              Name:  Thomas E. O'Leary
                                     -----------------------------------------
                              Title: Division Executive
                                     -----------------------------------------

                              ABN-AMRO BANK N.V., HOUSTON AGENCY
                              By:   ABN-AMRO NORTH AMERICA, INC.

                              By:    JAMIE A. CONN
                                     -----------------------------------------
                              Name:  Jamie A. Conn
                                     -----------------------------------------
                              Title: Vice President
                                     -----------------------------------------

                              By:    MATT MCCAIN
                                     -----------------------------------------
                              Name:  Matt McCain
                                     -----------------------------------------
                              Title: Assistant Vice President
                                     -----------------------------------------

                              BANK ONE, TEXAS, N.A.

                              By:    W.M. CRANMER
                                     -----------------------------------------
                                     W.M. (Mark) Cranmer, Vice President

                              BNP PARIBAS
                              (successor by merger to Paribas)

                              By:    BARTON D. SCHOUEST
                                     -----------------------------------------
                              Name:  Barton D. Schouest
                                     -----------------------------------------
                              Title: Managing Director
                                     -----------------------------------------


                              By:    A. DAVID DODD
                                     -----------------------------------------
                              Name:  A. David Dodd
                                     -----------------------------------------
                              Title: Vice President
                                     -----------------------------------------


                              FIRST UNION NATIONAL BANK

                              By:    PAUL N. RIDDLE
                                     -----------------------------------------
                              Name:  Paul N. Riddle
                                     -----------------------------------------
                              Title: Senior Vice President
                                     -----------------------------------------

                              BANK OF MONTREAL

                              By:    MELISSA BAUMAN
                                     -----------------------------------------
                              Name:  Melissa Bauman
                                     -----------------------------------------
                              Title: Director
                                     -----------------------------------------

                              THE BANK OF NEW YORK

                              By:    RAYMOND J. PALMER
                                     -----------------------------------------
                              Name:  Raymond J. Palmer
                                     -----------------------------------------
                              Title: Vice President
                                     -----------------------------------------

                              THE BANK OF NOVA SCOTIA

                              By:    F.C.H. ASHBY
                                     -----------------------------------------
                              Name:  F.C.H. Ashby
                                     -----------------------------------------
                              Title: Loan Operations
                                     -----------------------------------------


                              BANK OF SCOTLAND

                              By:    JOSEPH FRATUS
                                     -----------------------------------------
                              Name:  Joseph Fratus
                                     -----------------------------------------
                              Title: Vice President
                                     -----------------------------------------


                              COMERICA BANK-TEXAS

                              By:     MICHELE L. JONES
                                      -----------------------------------------
                              Name:   Michele L. Jones
                                      -----------------------------------------
                              Title:  Vice President
                                      -----------------------------------------

                              CREDIT LYONNAIS NEW YORK BRANCH

                              By:    PASCAL POUPELLE
                                     -----------------------------------------
                              Name:  Pascal Poupelle
                                     -----------------------------------------
                              Title: President & Chief Operating Officer
                                     -----------------------------------------

                              FORTIS CAPITAL CORP.
                              (f/k/a MeesPierson Capital Corp.)

                              By:    DEIDRE M. SANBORN
                                     -----------------------------------------
                                     Deirdre M. Sanborn, Vice President

                              By:    DARRELL HOLLEY
                                     -----------------------------------------
                                     Darrell Holley, Managing Director

                              NATEXIS Banque

                              By:    RENAUD D'HERBES
                                     -----------------------------------------
                              Name:  Renaud d'Herbes
                                     -----------------------------------------
                              Title: Senior Vice President & Regional Manager
                                     -----------------------------------------


                              By:    N. ERIC DITGES
                                     -----------------------------------------
                              Name:  N. Eric Ditges
                                     -----------------------------------------
                              Title: Vice President
                                     -----------------------------------------


                              U.S. BANK NATIONAL ASSOCIATION

                              By:    MARK E. THOMPSON
                                     -----------------------------------------
                                     Mark E. Thompson, Vice President

                              WELLS FARGO BANK (TEXAS), N.A.

                              By:    CHARLES D. KIRKHAM
                                     -----------------------------------------
                                     Charles D. Kirkham, Vice President

                              CREDIT AGRICOLE INDOSUEZ

                              By:    DOUGLAS A. WHIDDON
                                     -----------------------------------------
                              Name:  Douglas A. Whiddon
                                     -----------------------------------------
                              Title: Vice President & Senior Relationship Mgr
                                     -----------------------------------------

                              By:    SCOTT A. SCHROEDER
                                     -----------------------------------------
                              Name:  Scott A. Schroeder
                                     -----------------------------------------
                              Title: Assistant Vice President
                                     -----------------------------------------

                              FUJI BANK, LTD.

                              By:    YOSHIAKI INOUE
                                     -----------------------------------------
                              Name:  Yoshiaki Inoue
                                     -----------------------------------------
                              Title: Senior Vice President & Manager
                                     -----------------------------------------


                              INDUSTRIAL BANK OF JAPAN, LIMITED

                              By:    RYUSUKE AYA
                                     -----------------------------------------
                              Name:  Ryusuke Aya
                                     -----------------------------------------
                              Title: Senior Vice President, Houston Office
                                     -----------------------------------------


                              THE SANWA BANK LIMITED

                              By:    C. LAWRENCE MURPHY
                                     -----------------------------------------
                              Name:  C. Lawrence Murphy
                                     -----------------------------------------
                              Title: Senior Vice President
                                     -----------------------------------------


                              FROST NATIONAL BANK

                              By:    JOHN S. WARREN
                                     -----------------------------------------
                                     John S. Warren, Senior Vice President